STOCK PLEDGE AGREEMENT


                                                      from


                                      NATIONAL RESTAURANT ENTERPRISES, INC.


                                                       to


                                             BURGER KING CORPORATION







                                                November 21, 1995

                                                      INDEX

1.       SECURITY INTEREST.......................................................................        4

         1.01     (a)      Security Interest.....................................................        4
                  (b)      Continued Priority of Security Interest...............................        4
                  (c)      Required Action.......................................................        4
                  (d)      Authorized Action.....................................................        4
         1.02     The Pledgor Remains Obligated; The Secured Party Not Obligated                         5
         1.03     Pledgor Not Released...........................................................        5
                  (a)      No Release of Pledgor.................................................        5
                  (b)      Secured Obligations Deemed to Survive.................................        5
         1.04     Termination of Secured Party...................................................        6

2.       REPRESENTATIONS AND WARRANTIES OF PLEDGOR...............................................        6

         2.01     (a)      Status of Securities and Instrument Collateral                                6
                  (b)      Ownership of Collateral...............................................        6
                  (c)      Right to Vote.........................................................        6
                  (d)      Right to Pledge.......................................................        6
                  (e)      Valid Agreement.......................................................        6
                  (f)      No Consent............................................................        6
                  (g)      No Violation..........................................................        6
                  (h)      Creation of Perfected Security Interest...............................        7
                  (I)      Validity of Liens.....................................................        7

3.       COVENANTS...............................................................................        7

         3.01     (a)      Ownership and Defense of Collateral...................................        7
                  (b)      Inclusion of "Proceeds" Not Consent to Sale                                   7
         3.02     Taxes; Compliance..............................................................        7
         3.03     Notice of Materially Adverse Effect............................................        7
         3.04     Liens..........................................................................        7
         3.05     Stock Issuances................................................................        7
         3.06     Information....................................................................        8
         3.07     Certain Duties of Pledgor......................................................        8
         3.08     Certain Rights of Secured Party and Pledgor....................................        8

4.       EVENT OF DEFAULT........................................................................        9

         I.       Remedies.......................................................................        9

         4.01     Disposition of Securities and Instrumental Collateral                                  9


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                                                 INDEX (Cont'd)
                                                                                                       Page

         II.      Proceeds.......................................................................        9

         4.02     Application of Proceeds........................................................        9

5.       MISCELLANEOUS...........................................................................       10

         5.01     (a)      Expenses of Pledgor's Agreements and Duties                                  10
                  (b)      (i)      Secured Party's right to Perform on
                                            Pledgor's Behalf.....................................       10
                           (ii)     Secured Party's Right to Use Agents and to
                                            Act in the Name of Pledgor...........................       10
                  (c)      No Notice; Legal Process or Compensation                                     10
                  (d)      Limitation on Secured Party's Liability...............................       10
                  (e)      Amounts Payable Due on Demand; Interest
                                            Obligations..........................................       11
         5.02     Assignment                .....................................................       11
         5.03     (a)      Rights of a Secured Party.............................................       11
                  (b)      Governing Law; Jurisdiction...........................................       11
                  (c)      Certain Waivers  .....................................................       11

6.       DEFINITIONS                        .....................................................       13

         6.01     Interpretation            .....................................................       13
                  (a)      Certain Terms Defined by Reference....................................       13
                  (b)      Other Defined Terms...................................................       13
                  (c)      Other Definitional Provisions.........................................       15

         SCHEDULE 2.01(C) SCHEDULE OF INITIAL SECURITIES AND INSTRUMENTAL COLLATERAL.............       17



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




                            STOCK PLEDGE AGREEMENT

                         Dated as of November 21, 1995


     In consideration of the acceptance by the Secured Party of the Note of AmeriKing Tennessee, the Pledgor hereby agrees for the benefit of the Secured Party as follows (with certain terms used herein being defined in Article 6):

                                   ARTICLE I

                               SECURITY INTEREST

     Section 1.01 (a) Security Interest. To secure the payment of the Note, the Pledgor hereby hypothecates, mortgages, pledges and assigns all of the Collateral to the Secured Party, and grants to the Secured Party a continuing security interest in, and a continuing lien upon, all of the Collateral. The Collateral has been delivered into the possession of the Secured Party.

     (b) Continued Priority of Security Interest. The Security Interest shall at all times be valid, perfected and enforceable against the Pledgor and all third parties, in accordance with the terms hereof, as security for the Secured Obligations, and, other than as set forth in the FNBB Stock Pledge Agreement, the Collateral shall not at any time be subject to any Lien that is prior to, on a parity with, or junior to such Security Interest.

     (c) Required Action. The Pledgor shall take all action that may be necessary or desirable, or that the Secured Party may request, so as at all times to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the requirements of
Section 1.01(b), and to enable the Secured Party to protect or preserve the Collateral or to protect, preserve, exercise or enforce its rights therein and hereunder and under the Note, including but not limited to (i) immediately discharging all Liens, (ii) delivering to the Secured Party, endorsed or accompanied by such instruments of assignment as the Secured Party may specify, and stamping or marking, in such manner as the Secured Party may specify, any and all securities and instruments evidencing or forming a part of the Collateral, and (iii) executing and delivering financing statements, instruments of hypothecation, pledges, mortgages, notices, instructions, proxies, stock and bond powers and other powers of attorney and assignments, in each case in form and substance satisfactory to the Secured Party.

     (d) Authorized Action. The Secured Party is hereby authorized to file one or more financing or continuation statements or amendments thereto without the signature of or in the name of the Pledgor. A carbon photographic or other reproduction of this Agreement or of any financing statement filed in connection with this Agreement shall be sufficient as a financing statement.

                                   4





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     Section 1.02 The Pledgor Remains Obligated; The Secured Party Not
Obligated. The grant by the Pledgor to the Secured Party of the Security Interest shall not relieve the Pledgor from the performance of any term, covenant, condition or agreement on its part to be performed or observed, or from any liability to any Person, under or in respect of any of the Collateral or impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Pledgor's part to be so performed or observed or impose any liability on the Secured Party for any act or omission on the part of the Pledgor relative thereto.

     Section 1.03 Pledgor Not Released.

     (a) No Release of Pledgor. THE OBLIGATIONS OF THE PLEDGOR UNDER THIS AGREEMENT SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL THE PLEDGOR BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than the payment, observance and performance of the Secured Obligations), including, but not limited to (and whether or not the Pledgor shall have received notice thereof or assented thereto): (i) any increase in the principal amount of, or interest rate applicable to, any or all of the Secured Obligations; (ii) (A) any extension of the time of payment, observance or performance, or any other amendment or modification of any of the other terms and provisions of the Secured Obligations, (B) any composition or settlement (whether by way of release, acceptance of a plan of reorganization or otherwise) of the Secured Obligations, and (C) the release of any or all of the Collateral, or any release, compromise, settlement, or extension of the time of payment of, any obligations constituting Collateral, now or hereafter securing any or all of the Secured Obligations; (iii) any election not or failure to exercise, any delay in the exercise of, any exercise or waiver of, or any forbearance or other indulgence with respect to, any right, remedy or power available to the Secured Party, including but not limited to: (A) any election not or failure to (1) (aa) protect or preserve any Collateral or (bb) protect, perfect or continue the perfection of any Lien upon any Collateral, now or hereafter securing any or all of the Secured Obligations or (2) exercise any right of setoff, recoupment or counterclaim, (B) any election of remedies effected by the Secured Party, and (C) any election by the Secured Party in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) of such Code; (iv) any subordination (whether present or future or contractual or otherwise) of any or all of the Secured Obligations; (v) any disallowance, invalidity, illegality, voidness or unenforceability of any or all of the Secured Obligations; and (vi) ANY OTHER ACT OR FAILURE TO ACT WHICH VARIES THE RISK OF THE PLEDGOR HEREUNDER OR, BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUtE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF THE PLEDGOR UNDER THIS AGREEMENT OR DISCHARGE THE PLEDGOR FROM ANY THEREOF.

     (b) Secured Obligations Deemed to Survive. In the event that any or all of the Secured Obligations shall, in part, be or be determined to be or become, whether by operation of any present or future law or by order of any court or governmental agency, disallowed, invalid, illegal, void or unenforceable, such Secured Obligations shall, for all purposes of this Agreement, nonetheless be deemed to continue to be outstanding and in full force and effect to secure the portion of the Secured Obligations not so disallowed.

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     Section 1.04 Termination of Security Interest. The pledge, assignment, mortgage and hypothecation hereunder shall terminate upon the payment in full of the Secured Obligations.


                                   ARTICLE 2

                   REPRESENTATIONS AND WARRANTIES OF PLEDGOR

     The Pledgor represents and warrants that:

     Section 2.01 (a) Status of Securities and Instrument Collateral. To the best knowledge of Pledgor, all Securities and Instrument Collateral has been duly authorized and validly issued and is fully paid and non-assessable.

     (b) Ownership of Collateral. Pledgor possesses title to the Collateral unencumbered by any Lien or other interest of any other person in or to such Collateral, except as otherwise provided herein or in the FNBB Stock Pledge Agreement.

     (c) Right to Vote. Except as otherwise provided herein, the Pledgor has the unrestricted right to vote all Securities and Instrument Collateral in accordance with the terms thereof and, as of the Agreement Date, and to the best knowledge of Pledgor, the Securities and Instrument Collateral listed on
Schedule 2.01(c) represents 100% of the outstanding capital stock of AmerKing Tennessee.

     (d) Right to Pledge. Pledgor has full power, authority and legal right to pledge all of its right, title and interest in and to the Collateral pursuant to this Agreement.

     (e) Valid Agreement. This Agreement has been duly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms.

     (f) No Consent. No consent of any other party (including, without limiting the generality of the foregoing, creditors of the Pledgor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement.

     (g) No Violation. The execution, delivery and performance of this Agreement will not violate to the best of Pledgor's knowledge any provision of any applicable law or regulation or of any order, judgment, writ, award, decree of any court, arbitrator or governmental authority, domestic or foreign, or of any mortgage, indenture, lease contract, or other agreement, instrument or undertaking to which the Pledgor is a party or which purports to be binding upon the Pledgor or upon its assets and will not result in the creation or imposition of any Lien on any of the assets of the Pledgor except as contemplated by this Agreement or the FNBB Stock Pledge Agreement.

     (h) Creation of Perfected Security Interest. The pledge and delivery of such Collateral pursuant to this Agreement creates a first priority perfected security interest in, all right, title or interest of the Pledgor in or to the Collateral, and an interest in the proceeds thereof, subject to, other than as set forth in the FNBB Stock Pledge Agreement, no prior pledge, lien, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Collateral.

     (i) Validity of Liens. Each of the Liens granted pursuant to this Agreement constitutes a valid, perfected, first priority Lien on the Collateral enforceable as such against all creditors of the Pledgor.


                                   ARTICLE 3

                                  COVENANTS

     Unless the Secured Party shall otherwise consent in writing:

     Section 3.01 (a) Ownership and Defense of Collateral. The Pledgor shall, subject to the terms and conditions of the FNBB Stock Pledge Agreement, at all times (i) be the owner of the Collateral free from any right, title or interest of any third Person and (ii) defend the Collateral against the claims and demands of all third Persons.

     (b) Inclusion of "Proceeds" Not Consent to Sale. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Secured Party to any sale or other disposition of any part or all of the Collateral not otherwise specifically permitted by the terms hereof or consented to by the Secured Party in writing.

     Section 3.02 Taxes; Compliance. The Pledgor shall (a) pay or cause to be paid all taxes, assessments and governmental charges levied or assessed or imposed upon or with respect to any of the Collateral and (b) comply with all Applicable Law relating to the Collateral.

     Section 3.03 Notice of Materially Adverse Effect. The Pledgor shall give prompt notice to the Secured Party of any matter or event which has had, or may have, a Materially Adverse Effect upon the value of any of the Collateral.

     Section 3.04 Liens. The Pledgor shall not, other than as set forth in the FNBB Stock Pledge Agreement, (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or
(ii) create, incur, assume or suffer to exist any Lien on the Collateral.

     Section 3.05 Stock Issuances. The Pledgor shall not vote to enable, or take any other action to permit, either AmeriKing Tennessee, QSC or Ro-Lank to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to

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purchase or exchange for any stock or other equity securities of either
AmeriKing Tennessee, QSC or Ro-Lank of any nature.

         Section 3.06 Information. In addition to such other information as shall be specifically provided for herein, the Pledgor shall furnish to the Secured Party such other information with respect to the Collateral as the Secured Party may reasonably request from time to time.

         Section 3.07 Certain Duties of the Pledgor. The Pledgor will receive and hold all Stock Dividends in trust for the Secured Party, not commingle the same with any of its other funds or property and immediately deliver same to the Secured Party in the identical form received.

         Section 3.08 Certain Rights of Secured Party and Pledgor.

     (a) At any time and from time to time, following the occurrence of an Event of Default under the Note, the Secured Party may and is hereby authorized to transfer into or register in the name of itself or its nominee any or all of the Securities and Instrument Collateral.

     (b) Should any Event of Default of the Pledgor in respect of its obligations under the Note at any time occur and be continuing, the Secured Party or any holder of the Note may, by notice to the Pledgor, terminate the Pledgor's rights under Section 3.08(d) and, in its own or the Pledgor's name, exercise any and all powers with respect the Securities and Instrument Collateral with the same force and effect as would the Pledgor.

     (c) The Pledgor hereby agrees that, until the Secured Obligations are paid in full, the Pledgor shall not affirmatively vote the Securities and Instrument Collateral in favor of:

                                    (i)     other than in connection with any
                                            merger or consolidation permitted
                                            pursuant to Section 3.08(c)(ii),
                                            any amendment to the Articles of
                                            Incorporation or Bylaws of
                                            AmeriKing Tennessee; or

                                    (ii)    any merger, consolidation or sale
                                            of all or substantially all of the
                                            assets of AmeriKing Tennessee,
                                            other than a merger of QSC and/or
                                            Ro-Lank with and into AmeriKing
                                            Tennessee, which merger shall not
                                            require the consent of the Secured
                                            Party or any holder of the
                                            Note.

     (d) Unless and until the Secured Party exercises its rights under Section 3.07(b), the Pledgor may, with respect to any of the Securities and Instrument Collateral, (i) vote and give consents, ratifications and waivers with respect thereto, except in contravention of this Agreement or to the extent that any such would be for a purpose that would constitute a Default or an Event of Default, and (ii) receive and collect or have paid over all dividends, except Stock Dividends.

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                                   ARTICLE 4

                               EVENT OF DEFAULT

     I. Remedies. If an Event of Default under the Note shall have occurred and be continuing, then:

     Section 4.01 Disposition of Securities and Instrument Collateral.

     (a) If the Secured Party elects to sell or otherwise dispose of any Securities and Instrument Collateral, the Secured Party shall restrict the number of prospective bidders so as to comply with the provisions of Section 5 of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities or "blue sky" laws and regulations, and to such persons who will represent and agree that they are "Accredited Investors" as such term is defined in Regulation D promulgated under the Act and are reasonably believed by the Secured Party to be "Accredited Investors" and are purchasing for their own account for investment and not with a view to distribution or resale and who will further agree that any such Securities and Instrument Collateral purchased by them may bear an appropriate restrictive legend to that effect.

     (b) If the Secured Party elects, in its sole discretion, to make a bid to purchase all or any part of the Securities and Instrument Collateral in a public sale, the Secured Party shall receive a credit in the amount of the unpaid Secured Obligations and all of the costs and expenses incurred by the Secured Party in connection with the enforcement of the Note and the sale or other realization upon of Collateral, including reasonable attorneys' fees and disbursements, which credit shall increase the amount of the Secured Party's bid price for the Securities and Instrument Collateral.

     (c) In the event of any disposition of the Securities and Instrument Collateral pursuant to Section 4.01(a), the Secured Party shall give the Pledgor five (5) Business Days prior written notice of the time and place of any public sale of the Securities and Instrument Collateral or of the time and place after which any private sale or any other disposition is to be made. The Pledgor hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice.

     II. Proceeds.

     Section 4.02 Application of Proceeds. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows:

     First: To the payment of all reasonable out-of-pocket costs and expenses incurred in connection with the sale or other realization upon of Collateral, including attorneys' fees and disbursements;

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     Second: To the payment of the Secured Obligations (with the Pledgor remaining liable for any deficiency) in such order as the Secured Party shall elect; and

     Third: To the extent of the balance (if any) of such proceeds, to the Pledgor, subject to Applicable Law and to any duty to pay such balance to the holder of any subordinate Lien in the Collateral.


                                   ARTICLE 4

                                 MISCELLANEOUS

     Section 5.01 (a) Expenses of Pledgor's Agreements and Duties. The terms, conditions, covenants and agreements to be observed or performed by the Pledgor under this Agreement and the Note shall be observed or performed by it at its sole cost and expense.

     (b) (i) Secured Party's Right to Perform on Pledgor's Behalf. If the Pledgor shall fail to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under this Agreement and the Note, the Secured Party may (but shall not be obligated to) do the same or cause it to be done or performed or observed, either in its name or in the name and on behalf of the Pledgor, and the Pledgor hereby irrevocably authorizes the Secured Party so to do.

     (ii) Secured Party's Right to Use Agents and to Act in the Name of Pledgor. The Secured Party may exercise any or all of its rights and remedies under this Agreement and the Note through an agent or other designee and, in the exercise thereof, the Secured Party or any such other Person may act in its own name, or in the name and on behalf of the Pledgor.

     (c) No Notice; Legal Process or Compensation. Subject to the provisions of Section 4.01(e), the Secured Party may exercise any or all of its rights and remedies under this Agreement and the Note (i) without (A) notice to or demand upon the Pledgor, (B) process of law, and (C) payment of any kind to the Pledgor and (ii) for the account and at the expense of the Pledgor.

     (d) Limitation on Secured Party's Liability.

     (i) The Secured Party shall not be liable to the Pledgor (A) for any loss or damage sustained by it, or (B) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with, or that is in any way related to, (X) any exercise by the Secured Party of any right or remedy under this Agreement and the Note or
(Y) any other act of or failure to act by the Secured Party, except for any such to the extent that the same is determined, by a judgment of a court referred to in Section 5.03(b) that is binding on the Pledgor and the Secured Party, final and not subject to review on

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appeal, to be the result of acts or omissions on the part of the Secured Party constituting willful misconduct or violations of law.

     (ii) Nothing contained in any of the Collateral Documents shall be construed as requiring or obligating the Secured Party, and the Secured Party shall not be required or obligated, to (A) make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by him, or to present or file any claim or notice or take any action, with respect to any Secured Obligations or the monies due or to become due thereunder or in connection therewith, (B) take any steps necessary to preserve any rights against prior parties, (C) notify the Pledgor of any decline in the value of any of the Collateral or (D) other than as set forth in Section 4.01(c), ascertain or act upon, or to notify the Pledgor of, any maturities, calls or conversions of, or exchanges, offers or tenders for or similar matters relating to, any securities or instruments evidencing or forming a part of the Collateral, whether or not the Secured Party shall have had, or shall be deemed to have had, knowledge or notice thereof.

     (e) Amounts Payable Due on Demand; Interest Obligations. All amounts payable by the Pledgor under this Section 5.01 shall be due on demand and shall bear interest from the date due until paid at the highest rate of interest in effect during such period under the Note.

         Section 5.02 Assignment. The Secured Party may not assign any or all of the Secured Obligations and may not transfer any or all of the Collateral, except pursuant to this Agreement and FNBB Stock Pledge Agreement.

         Section 5.03 (a) Rights of a Secured Party. The Secured Party shall have the rights and remedies of a secured party under applicable law, including but not limited to, the Uniform Commercial Code.

     (b) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made to be performed in Florida and shall be enforced in Federal or State Courts located in the City of Miami, Metropolitan Dade County, State of Florida. The Pledgor hereby irrevocably submits to the jurisdiction of any Florida State or Federal court sitting in the City of Miami, Florida and any appellate court thereof in any action or proceeding arising out of or relating to this Agreement. The Pledgor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and any right to jurisdiction on account of the place of residence or domicile of the Pledgor. The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (c) Certain Waivers.

     (i) The Pledgor waives (A) personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, directed to the Pledgor at its address last specified for notices hereunder, and service

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so made shall be deemed completed two days after the same shall have been so mailed, (B) any claim that, as to any part of the Collateral, a public sale, should the Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (C) except as otherwise provided in this Agreement or the Note, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR DISPOSITION OF ANY OF THE COLLATERAL INCLUDING, BUT NOT LIMITED TO, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF THE SECURED PARTY'S RIGHTS HEREUNDER; (D) all rights (1) of redemption, appraisement, valuation, stay and extension or moratorium, (2) to the marshaling of assets and (3) all other rights the exercise of which would, directly or indirectly, prevent, delay or inhibit the enforcement of any of the rights or remedies under any of the Collateral Documents or the absolute sale of the Collateral, now or hereafter in force under any Applicable Law, and the Pledgor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waive the benefit of all such laws and rights; (E) any claim based upon, arising out of or in any way related to any of the matters referred to in
Section 1.03(a), (F) any claim that this Agreement should be strictly construed against the Secured Party, and (G) ANY AND ALL OTHER DEFENSES, WHETHER ARISING UNDER ANY STATUTE OR AT LAW OR IN EQUITY, THAT WOULD, BUT FOR THIS CLAUSE (H) BE AVAILABLE TO THE PLEDGOR AS A DEFENSE AGAINST OR REDUCTION OF ANY OR ALL OF ITS LIABILITIES AND OBLIGATIONS UNDER THIS AGREEMENT.

     (ii) THE SECURED PARTY AND THE PLEDGOR EACH WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THEY ARE BOTH PARTIES AND THAT IN ANY WAY ARISES UNDER OR OUT OF OR IS RELATED TO OR CONNECTED WITH THE COLLATERAL OR ANY OF THE COLLATERAL DOCUMENTS AND WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

     (d) Upon final payment and performance in full of its obligations under the Note, this Agreement shall terminate and the Secured Party shall, at the Pledgor's request and expense, return to the Pledgor any Collateral, including any Securities and Instrument Collateral, together with any moneys and other properties held by the Secured Party hereunder.

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




                                     ARTICLE 6

                                    DEFINITIONS

    Section 6.01           Interpretation.

                  (a)      Certain Terms Defined by Reference.

                           (i) All terms defined in Article 1, 8 or 9 of the Uniform Commercial Code, as in effect on the date of this Agreement, are used herein with the meanings therein given. In addition, the terms, "collateral" and "security interest," which capitalized, have the meanings specified in subsection (b) below.

                           (ii) Except in the case of "Agreement" and as otherwise specified herein, all terms defined in the Note are used herein with the meanings therein given.

                  (b)      Other Defined Terms.  For purposes of this Agreement:

                           "Agreement" means this Agreement.

                           "Agreement Date" means the date as of which this
Agreement is dated.

                           "AmeriKing Tennessee" means AmeriKing Tennessee
Corporation I, a Delaware
         corporation.

                           "Applicable Law" means all applicable provisions of all (a) constitutions, statutes, rules, regulations and order of governmental bodies, (b) Governmental Approvals, and (c) orders, decisions, judgments and decrees of all courts and arbitrators.

                           "Collateral" means, in each case whether now or hereafter existing or now owned or hereafter acquired by Pledgor and whether or not the same is subject to Article 8 or 9 of the Uniform Commercial Code or constitutes Collateral by reason of one or more than one of the following clauses, the following:

                           (a)      all Securities and Instrument Collateral;

                           (b) all claims (i) to items referred to in this definition of Collateral, (ii) under warranties relating to any of the Collateral, and (iii) against third parties that in any way arise under or out of or are related to or connected with any or all of the Collateral; and

                           (c) all products and proceeds of such Collateral in whatever form; provided, that, so long as no Event of Default shall have occurred and be continuing, any income, increases or proceeds received by Pledgor with respect to the Securities and Instrument Collateral shall not constitute Collateral for the purposes of this Agreement.

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


     "Contract" means an indenture, agreement (other than this Agreement), other contractual restriction, lease, instrument, certificate of incorporation or charter, or bylaw.

     "Default" means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Event of Default" has the meaning ascribed to that term in Section 5 of the Note.

     "FNBB Stock Pledge Agreement" shall mean the Stock Pledge Agreement, dated as of November 21, 1995, by and between Pledgor and The First National Bank of Boston, as Agent.

     "Governmental Approval" means an authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, a governmental unit.

     "Lien" means any mortgage, lien, pledge, charge, lease constituting a capitalized lease obligation, conditional sale or other title retention agreement, security interest, attachment, levy or other encumbrance of any kind, in any case whether consensual or non-consensual.

     "Materially Adverse Effect" means, (a) with respect to any Person, a materially adverse effect upon such Person's business, assets, liabilities, financial condition, results of operations or business prospects, and (b) with respect to any of the Collateral, or any category of it, a materially adverse effect upon its value as Collateral.

     "Note" means the Secured Promissory Note of AmeriKing Tennessee to the Secured Party of even date herewith in the initial principal amount of $6,920,700.00.

     "Pledgor" shall mean National Restaurant Enterprises, Inc., a Delaware corporation.

     "QSC" means QSC, Inc., a Tennessee corporation.

     "Representation and Warranty" means (a) each representation and warranty made pursuant to or under (i) Article 2, or any other provision of this Agreement or the Note or (ii) any amendment of or waiver or consent thereunder and (b) each statement contained in any certificate, financial statement, legal opinion or other instrument or document delivered by or on behalf of the Pledgor pursuant to or in connection with this Agreement and the Note or any such amendment, waiver or consent.

     "Ro-Lank" means Ro-Lank, Inc., a Tennessee corporation.

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




     "Secured Obligations" means all obligations of Pledgor under the Note.

     "Secured Party" means Burger King Corporation and its successors and assigns.

     "Securities and Instrument Collateral" means (a) all securities and instruments listed on Schedule 2.01(c), and (b) all replacements and substitutions for any collateral that constitutes Securities and Instrument Collateral.

                           "Security Interest" means the mortgages, pledges and assignments to the Secured Party of, the continuing security interest of the Secured Party in, and the continuing lien of the Secured Party upon, the Collateral intended to be effected by the terms of this Agreement or any of the other Collateral Documents.

                           "Stock Dividends" means all stock dividends or dividends or distributions in property other than cash or stock, on or in respect of the instruments and securities listed on Schedule 2.01(c).

                           To the best knowledge: those facts and
         circumstances known to the party making the representation, after having made a good faith effort to ascertain the fact in question pursuant to an inquiry directed to those officers, directors, supervisors and advisors of the party as would be reasonably likely to have information relating to the fact in question.

                           "Uniform Commercial Code" means the Uniform
         Commercial Code as in effect from time to time in the State of Florida.

                  (c)      Other Definitional Provisions.

                           (i) Except as otherwise specified herein, all references herein (A) to any Person, other than the Pledgor, shall be deemed to include such Person's successors and assigns, (B) to the Pledgor shall be deemed to include the Pledgor's successors, and (C) to any Applicable Law or Contract defined or referred to herein shall be deemed references to such Applicable Law or Contract as the same may be amended or supplemented from time to time, or, in the case of any such Contract, as the terms thereof may be waived or modified, but only in the case of each such amendment, waiver or modification, to the extent permitted by, and effected in accordance with, the terms thereof.

                           (ii) The words "herein," "hereof," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any provision of this Agreement, and "Section," "subsection," "Schedule" and respective references are to this Agreement unless otherwise specified.

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




                           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the day and year first written above.

                   PLEDGOR:

                   NATIONAL RESTAURANTS ENTERPRISES, INC.

                   By: /s/
                       ___________________________________

                   Title: /s/
                          __________________________________


                   SECURED PARTY;
                   BURGER KING CORPORATION


                   By: /s/
                       ___________________________________
                       Vice President

                    Attest: /s/
                            ________________________________
                            Assistant Secretary
                                                               (Corporate Seal)

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




                               SCHEDULE 2.01(c)


    SCHEDULE OF INITIAL SECURITIES AND INSTRUMENT COLLATERAL

     1) Certificate No. 1 representing 5 unencumbered shares of the Class A Common Stock, par value $.01 share, of AmeriKing Tennessee Corporation I, registered in the name of National Restaurant Enterprises, Inc.

     2) Certificate No. 1 representing 95 unencumbered shares of Class B Common Stock, par value $.01 share, of AmeriKing Tennessee Corporation I, registered in the name of National Restaurant Enterprises, Inc.

     3) Stock Powers endorsed in blank by Joel Aaseby, Secretary of National Restaurant Enterprises, Inc.


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